SUPPLEMENT TO

CALVERT TAX-FREE RESERVES VERMONT MUNICIPAL PORTFOLIO

  PROSPECTUS

Date of Prospectus: April 30, 2003

Date of Supplement: October 30, 2003

Please replace the second paragraph under "Calvert and the Portfolio Management Team" with the following:

Calvert uses a team approach to its management of the Portfolio. Tom Dailey, David Rochat and Emmet Long serve on the management team.  Mr. Dailey has over 10 years of experience as a trader/portfolio manager and has been with Calvert since 1989.    He heads the Municipal, Tax-Exempt and Money Market Division of Calvert's Fixed-Income Department.  Mr. Rochat is a Director and Senior Vice President of Calvert Asset Management Company, Inc.  He is a Trustee/Director and Senior Vice President of Calvert Tax-Free Reserves and has over 20 years' experience in the securities and investment community.  Mr. Rochat joined Calvert in 1981 after establishing and managing the municipal bond department at Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Long has been a portfolio manager/credit analyst with Calvert since 1992.  He has over 17 years' experience researching and managing tax-free securities.